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                     U.S. SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                   ----------

                                   FORM 8-K/A


                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                       SECURITIES AND EXCHANGE ACT OF 1934

       DATE OF REPORT ( DATE OF EARLIEST EVENT REPORTED ) OCTOBER 2, 1997

                             TRIANGLE BANCORP, INC.
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NORTH CAROLINA                           0-21346                56-1764546
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(STATE OR OTHER JURISDICTION     (COMMISSION FILE NUMBER)       (IRS EMPLOYER
OF INCORPORATION)                                            IDENTIFICATION NO.)

4300 GLENWOOD AVENUE, RALEIGH, NORTH CAROLINA                      27612
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(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                         (ZIP CODE)

REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE            (919) 881-0455
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       THIS FORM 8-K/A AMENDS THE AUDITORS' OPINION FOUND AT EXHIBIT 99(A)




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Item 7.  Exhibits

         23       Consent of Coopers & Lybrand L.L.P.

         99(a) Supplemental Consolidated Financial Statements of Triangle Bancorp, Inc. and Subsidiaries as of December 31, 1996 and 1995 and for each of the years ended December 31, 1996,1995 and 1994 (amended by this Form 8-K/A).

         99(b) Management's Discussion and Analysis of Financial Condition and Results of Operations as of December 31, 1996 and 1995 and for each of the years ended December 31, 1996, 1995 and 1994 (this exhibit is not filed with this Form 8-K/A as it is not amended hereby).

         99(c) Guide 3 Disclosures (this exhibit is not filed with this Form 8-K/A as it is not amended hereby).




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                                   SIGNATURES



Pursuant to the requirements of the Securities and Exchange Act of 1934, Triangle Bancorp, Inc. has duly caused this amended report to be signed on its behalf by the undersigned hereunto duly authorized.



                                             TRIANGLE BANCORP, INC.
                                             ----------------------
                                                   (Registrant)




Date     January 27, 1998           By:      /s/Debra L. Lee
                                             ---------------
                                                      Debra L. Lee
                                                      Chief Financial Officer






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Exhibit Index
                                                                          Page
         23       Consent of Coopers & Lybrand L.L.P.

         99(a) Supplemental Consolidated Financial Statements of
         Triangle Bancorp, Inc. and Subsidiaries as of December 31, 1996 and 1995 and for each of the years ended December 31, 1996, 1995 and 1994.